Exhibit 10.2

CHANGE IN TERMS AGREEMENT

Borrower:	Erba Diagnostics, Inc.	Lender:	Citibank, N.A.
	2140 North Miami Avenue		6801 Colwell Boulevard
	Miami, FL 33127		Irving, TX 75039

Principal Amount: $5,000,000	Date of Agreement: June 28, 2016

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated September 17, 2015 in the original amount of $5,000,000 by and between Erba Diagnostics, Inc. (“Borrower”) and Citibank, N.A. (“Lender”), the “Note” as amended from time to time.

DESCRIPTION OF CHANGE IN TERMS. Lender and the Borrower hereby agree that the said Note shall be and hereby is amended to extend the maturity date from June 30, 2016 to December 31, 2016, subject to the terms and conditions of the Note and the instruments and agreements referred to therein.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification of release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ERBA DIAGNOSTICS, INC.

By:	/s/ Mohan Gopalkrishnan	By:	/s/ Ernesina Scala
	Mohan Gopalkrishnan, Chief Executive Officer		Ernesina Scala, Chief Financial Officer
	and Secretary of Erba Diagnostics, Inc.		of Erba Diagnostics, Inc.